UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2005

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation)	1-06446 (Commission File Number)	48-0290000 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

As previously reported in its Current Report on Form 8-K filed on August 1, 2005, Kinder Morgan, Inc. has agreed to acquire Terasen Inc., a corporation existing under the laws of British Columbia, pursuant to a Combination Agreement among Kinder Morgan, Inc., one of its wholly-owned subsidiaries, and Terasen. For more information regarding the terms of the Combination Agreement, including conditions to closing, please refer to that August 1, 2005 Current Report on Form 8-K, where the Combination Agreement is filed as an exhibit. Following the consummation of the transaction, Terasen will become a wholly-owned indirect subsidiary of Kinder Morgan, Inc.

Terasen, based in Vancouver, Canada, is a leading provider of energy and utility services. Through Terasen Gas and Terasen Gas (Vancouver Island), Terasen distributes natural gas to approximately 875,000 customers, representing more than 95 percent of natural gas consumers in British Columbia. Through Terasen Pipelines, the company provides petroleum transportation services from the Athabasca oilsands to Edmonton, and from Alberta to British Columbia, Washington State, the U.S. Rocky Mountain region and the U.S. Midwest. Terasen electronically files specified documents and other information with Canadian securities authorities which are publicly available via the Internet at www.sedar.com.

Kinder Morgan, Inc. is filing this Current Report on Form 8-K in order to incorporate by reference into its registration statements, including without limitation its Registration Statements on Form S-3 (including File Nos. 333-102962-02, 333-102963, 333-122555-01 and 333-123408-01), information about its pending acquisition of Terasen and about Terasen. Audited consolidated financial statements of Terasen are attached hereto as Exhibit 99.1. Unaudited consolidated financial statements of Terasen are attached hereto as Exhibit 99.2.  Supplemental Information of Terasen, including a reconciliation of financial statements with United States generally accepted accounting principles and conversion to United States dollars, is attached hereto as Exhibit 99.3. Unaudited Pro Forma Condensed Combined Financial Statements, derived from the historical consolidated financial statements of Kinder Morgan, Inc. and Terasen Inc. and adjusted to reflect the material effects directly attributable to Kinder Morgan, Inc.’s acquisition of Terasen, are attached hereto as Exhibit 99.4. Each of these exhibits is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits.

23.1

Consent of KPMG LLP, independent registered public accounting firm for Terasen Inc.

99.1

Audited Consolidated Financial Statements of Terasen Inc. as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002.

99.2

Unaudited Consolidated Financial Statements of Terasen Inc. as of June 30, 2005 and for the six months ended June 30, 2005 and 2004.

99.3

Terasen Inc. Supplemental Information - Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars – As of June 30, 2005, December 31, 2004 and 2003 and for the six-month periods ended June 30, 2005 and 2004 and years ended December 31, 2004 and 2003.

99.4

Unaudited Pro Forma Condensed Combined Financial Statements of Kinder Morgan, Inc. and Terasen Inc. as of June 30, 2005 and for the year ended December 31, 2004 and the six months ended June 30, 2005.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated:  September 23, 2005

By:  /s/ Joseph Listengart

Joseph Listengart

Vice President, General Counsel and

Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm for Terasen Inc.
99.1	Audited Consolidated Financial Statements of Terasen Inc. as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002.
99.2	Unaudited Consolidated Financial Statements of Terasen Inc. as of June 30, 2005 and for the six months ended June 30, 2005 and 2004.
99.3

Terasen Inc. Supplemental Information - Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars – As of June 30, 2005, December 31, 2004 and 2003 and for the six-month periods ended June 30, 2005 and 2004 and years ended December 31, 2004 and 2003.

99.4	Unaudited Pro Forma Condensed Combined Financial Statements of Kinder Morgan, Inc. and Terasen Inc. as of June 30, 2005 and for the year ended December 31, 2004 and the six months ended June 30, 2005.